Exhibit 99.1

VICTORIA’S SECRET & CO. LAUNCHES HAPPY NATION, A FULLY DIGITAL BRAND FOR TWEENS

New brand will foster judgment-free community and integrate with a popular youth gaming platform, marking VS&Co’s first-ever metaverse integration

Reynoldsburg, Ohio (April 19, 2022) - Victoria’s Secret & Co. (NYSE: VSCO) today announced the launch of Happy Nation, the company’s newest brand. Happy Nation is a fully digital brand with products for tweens ages 8-13 and offers a size-inclusive and gender-free product assortment of sweats, swim, bras, undies and family friendly body care. Products are available for purchase at happynation.com.
The brand aims to create judgment-free products for tweens that are accepting, inclusive and supportive and will serve a unique need in the market for a genuine brand tweens can call their own. While Happy Nation is a wholly separate brand within VS&Co, Happy Nation’s launch represents another celebratory milestone in the company’s continued transformation journey and evolution, which at its core has been focused on listening to and being inspired by the real needs of consumers. The development of the Happy Nation brand was a highly collaborative initiative which included the insight of various internal leaders as well as external experts to ensure everything from its creative, to photography and social media communications foster a safe, inclusive and supportive environment. Many associates that developed the brand are also parents of tweens.
“We heard from tweens and their parents that they felt like there isn’t an apparel or beauty brand that celebrates and lends a helping hand in their personal evolution,” said Claudine Rankin, GM at Happy Nation, who led Happy Nation’s brand development. “As a mother, I feel a deep responsibility to be intentional about every decision behind this brand. The tween years can be a time of immense change and challenges yet excitement for both tweens and their parents, and we hope Happy Nation can provide the authenticity that younger generations crave, while offering comfy clothing and body care products that kids and their parents can feel good about.”
With no plans for Happy Nation retail stores at this time, the brand will engage its customers on the platforms they use most. In addition to plans for social and digital engagement, Happy Nation will activate in the metaverse – a first for any brand within the VS&Co family – on a popular youth gaming platform later this summer.
“This is a new demographic for us, so we’ll be continually gathering feedback as more people get to know Happy Nation,” said Susan Anderson, Vice President of Creative at Happy Nation. “We want to make sure we’re engaging in ways that feel authentic to and resonate with our Happy Crew, such as our upcoming metaverse integration and presence on one of the most popular youth gaming platforms. Entering the metaverse is such a natural extension for this brand – I’m thrilled to be a part of a ‘first’ for this company.”

Happy Nation is driven by three core values that reflect the customer – from the way it designs and sources products, to the way it engages with customers and uses its platform to give back to those in need.
•Empowered to give: Happy Nation customers find meaning in caring for and giving to others. To start, the brand is exploring philanthropic partnerships with plans to sponsor a play-to-donate activation in the metaverse for its first give-back program later this summer, encouraging tweens to mobilize their daily interests for good.
•Connected to our community: Happy Nation strives to create a judgment-free community where tweens can be their most authentic selves and feel supported and accepted as they are.
•Friendly to the planet: Happy Nation is committed to bringing sustainable product to its customers, including launching with clean body care products that customers can feel good about.
For more information about Happy Nation, please visit https://happynation.com/.
About Happy Nation
Happy Nation is a fully digital retail brand by Victoria’s Secret & Co. offering a range of size-inclusive and gender-free products including sweats, swim, bras, undies and body care for tweens. Inspired by the generation it serves, the brand empowers others to give back, care for others and care for our planet. Happy Nation fosters a judgment-free community that is supportive and accepting of tweens during some of the most transformative years of their lives.
About Victoria’s Secret & Co.
Victoria’s Secret & Co. (NYSE: VSCO) is a specialty retailer of modern, fashion-inspired collections including signature bras, panties, lingerie, casual sleepwear, athleisure and swim, as well as award-winning prestige fragrances and body care. VS&Co is comprised of market leading brands, Victoria’s Secret and Victoria’s Secret PINK, that share a common purpose of inspiring and uplifting our customers in every stage of their lives. We are committed to empowering our more than 30,000 associates across a global footprint of nearly 1,400 retail stores in more than 70 countries. We provide our customers with products and experiences that make them feel good inside and out while driving positive change through the power of our products, platform and advocacy.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the U.S. Private Securities Litigation Reform Act of 1995) contained in this press release or made by us, our management, or our spokespeople involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Forward-looking statements include, without limitation, statements regarding our future operating results, the implementation and impact of our strategic plans, and our ability to meet environmental, social, and governance goals. Words such as “estimate,” “commit,” “target,” “goal,” “project,” “plan,” “believe,” “seek,” “strive,” “expect,” “anticipate,” “intend,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, could affect our financial performance and cause actual results to differ materially from those expressed or implied in any forward-looking statements:
•the spin-off from Bath & Body Works, Inc. (f/k/a L Brands, Inc.) may not be tax-free for U.S. federal income tax purposes;

•a loss of synergies from separating the businesses that could negatively impact our balance sheet, profit margins or earnings;
•we may not realize all of the expected benefits of the spin-off;
•general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
•the novel coronavirus (COVID-19) global pandemic has had and may continue to have an adverse effect on our business and results of operations;
•the seasonality of our business;
•difficulties arising from turnover in company leadership or other key positions;
•our ability to attract, develop and retain qualified associates and manage labor-related costs;
•our dependence on mall traffic and the availability of suitable store locations on appropriate terms;
•our ability to grow through new store openings and existing store remodels;
•our ability to successfully operate and expand internationally and related risks;
•our independent franchise, license, wholesale, and joint venture partners;
•our direct channel business;
•our ability to protect our reputation and the image of our brands;
•our ability to attract customers with marketing, advertising and promotional programs;
•our ability to maintain, enforce and protect our trade names, trademarks and patents;
•the highly competitive nature of the retail industry and the segments in which we operate;
•consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
•our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
◦political instability, environmental hazards or natural disasters;
◦significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas;
◦duties, taxes and other charges;
◦legal and regulatory matters;
◦volatility in currency exchange rates;
◦local business practices and political issues;
◦delays or disruptions in shipping and transportation and related pricing impacts;
◦disruption due to labor disputes; and
◦changing expectations regarding product safety due to new legislation;
•our geographic concentration of vendor and distribution facilities in central Ohio and Southeast Asia;
•the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•fluctuations in freight, product input and energy costs, including those caused by inflation;
•our ability to adequately protect our assets from loss and theft;
•claims arising from our self-insurance;
•our and our third-party service providers’ ability to implement and maintain information technology systems and to protect associated data and system availability;
•our ability to maintain the security of customer, associate, third-party and company information;
•stock price volatility;
•shareholder activism matters;

•our ability to maintain our credit rating;
•our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
•our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
•our ability to comply with regulatory requirements;
•legal and compliance matters; and
•tax, trade and other regulatory matters.
Except as may be required by law, we assume no obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events, even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. More information on potential factors that could affect our results is included in “Item 1A. Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2022.
For further information, please contact:

Media Relations:

Brooke Wilson

communications@victoria.com